                                  EXHIBIT 10.13

NOTE: The full text of this document has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment of the document. In the following material, omitted confidential information is noted by capital "X's".

                        DEVELOPMENT AND SUPPLY AGREEMENT

         This Development and Supply Agreement (the "Agreement") is entered into as of February __16__, 1995 (the "Effective Date") by and between Bio-Rad Laboratories, Inc., a Delaware corporation with offices at 2000 Alfred Nobel Drive, Hercules, California 94547 (facsimile: 510-741-6858) ("Bio-Rad") and Glyko, Inc., a Delaware corporation with principal offices at 81 Digital Drive, Novato, California 94949 (facsimile: 415-382-7889) ("Glyko").

                                    RECITALS

         WHEREAS, Bio-Rad has developed many general purpose electrophoresis products for the bioresearch market and has established a substantial installed customer base of electrophoresis apparatuses such as gel boxes, power supplies and imaging systems; and

         WHEREAS, Glyko has developed the FACE(R) (Fluorophore Assisted Carbohydrate Electrophoresis) system, which is a system for performing carbohydrate analysis composed of fluorescent labeling reagents, enzymes and related chemicals; precast gels and chemical buffers; imaging instruments; a computer with interface card; and the FACE software; and

         WHEREAS, Bio-Rad desires that Glyko cosmetically modify some of the FACE system components to conform to the size and "look and feel" of the existing Bio-Rad product line so that Bio-Rad can market the modified FACE system components for carbohydrate electrophoresis to Bio-Rad's customers; and

         WHEREAS, Glyko desires to supply to Bio-Rad and Bio-Rad desires to purchase from Glyko, such modified FACE system components for sale by Bio-Rad to its customers, pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereby agree as follows:

1.       DEFINITIONS

         1.1 Carbohydrate Analysis. "Carbohydrate Analysis" means the determination of whether a chemical sample contains carbohydrates and if so, the quantity and nature of the specific carbohydrate that it contains, such as N-linked carbohydrates, O-linked carbohydrates, etc.

         1.2 FACE Kit. "FACE Kit" means a kit containing FACE Reagents, precast slab gels and electrophoresis buffers that are necessary to perform a specific Carbohydrate Analysis.

         1.3 FACE Reagents. "FACE Reagents" means fluorescent labeling reagents, Enzymes and related chemicals that are selected by Glyko from time to time for inclusion in the FACE Kit and that are necessary to prepare a sample for Carbohydrate Analysis using the FACE Hardware.

         1.4 Capillary Electrophoresis Reagents. "Capillary Electrophoresis Reagents" means FACE reagents which have been adapted for use with capillary electrophoresis instead of slab gel electrophoresis.

         1.5 Enzymes. "Enzymes" means any enzyme, either from natural sources or recombinant, that act on or modify carbohydrates, including glycosidases, glycotransferases or other carbohydrate modifying activity.

         1.6 FACE Hardware. "FACE Hardware" means the FACE imaging instrument and the FACE software.

         1.7 Third Party Products. "Third Party Products" shall mean computers, printers, optical disk drives and other hardware and components manufactured by third parties which Glyko purchases and makes generally available for sale without modification (except installation of software and hardware).

         1.8 Field. "Field" means the field of research and development of biological substances, and specifically excludes the fields of diagnosis and treatment of disease.

         1.9 Modified FACE Products. "Modified FACE Products" shall mean (i) FACE Kits, precast slab gels which are included within such FACE Kits and FACE Hardware which have been modified by Glyko as contemplated by this Agreement and
(ii) any and all future models of the FACE Kits and FACE Hardware, with respect to which Bio-Rad exercises its modification and supply rights under Section 5.1 hereof.

         1.10 Estimate. An "Estimate" shall mean, with respect to any modifications to the FACE Kits or FACE Hardware to be performed by Glyko hereunder, Glyko's good faith estimate of the time and expense required to make such modifications. Each Estimate shall be based on a Project Specification and shall be provided to Bio-Rad within a reasonable time after the agreed Project Specification is agreed to by the parties.

         1.11 Project Specification. A "Project Specification" shall mean, with respect to any modifications to the FACE Kits or FACE Hardware to be performed by Glyko hereunder, the mutually agreed written objectives and specifications developed by the parties prior to Glyko's calculation and production of an Estimate.

2.       DEVELOPMENT

         2.1 Cosmetic Modifications; Payment. Glyko agrees to modify the FACE Kits (including without limitation the precast gels contained within such FACE
Kits), FACE Hardware and Capillary Electrophoresis Reagents to conform to the size and "look and feel" of the existing Bio-Rad product line (the "Cosmetic Modifications") in accordance with the applicable Estimates therefor; provided, that in the event Bio-Rad does not provide Glyko with written acceptance of an Estimate upon Bio-Rad's receipt thereof, the time for completion of such Cosmetic Modifications (as set forth in the applicable Estimate) shall be delayed one (1) day for each day that Bio-Rad delays its provision of written acceptance. The initial Cosmetic Modifications which shall be the subject of Project Specifications and Estimates hereunder are set forth in Exhibit A hereto. Additional Cosmetic Modifications to the FACE Kits and FACE Hardware may be made as the parties may mutually agree from time to time; provided, that upon Bio-Rad's request under Section 5.1 hereof, Glyko shall have the obligation to cosmetically modify future models of the FACE Hardware and FACE Kits in accordance with an Estimate. Upon Bio-Rad's written acceptance of an Estimate, Glyko shall commence performance of the Cosmetic Modifications contemplated therein and Bio-Rad shall pay Glyko, and/or reimburse Glyko for, the fees and expenses of such Cosmetic Modifications, at the times and in the amounts set forth in the applicable Estimate. If at any time prior to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX Bio-Rad does not accept any Estimate, then Bio-Rad can terminate this Agreement and receive a full return of all Fees, provided that the License Agreement shall also terminate. An Estimate may not be revised as to time, fees and/or expenses except as set forth above and except by the mutual written agreement of the parties. The responsibilities of each party shall be set forth in each Project Specification and reproduced in each Estimate based thereon. The parties shall mutually agree when each Cosmetic Modification hereunder is completed such that the products modified hereunder are ready for commercial sale.

         2.2 Improvements; Payment. In the event that any Project Specification contemplates modifications to FACE Kits or FACE Hardware which are not for size or "look and feel" and which involve changes in the functionality, composition and/or parts of a FACE Kit or FACE Hardware (each an "Improvement"), Glyko shall provide to Bio-Rad an Estimate which contains, in addition to time, fee and expenses terms, the price for the supply of such FACE Kits or FACE Hardware to Bio-Rad. Upon Bio-Rad's written acceptance of an Estimate (i) Glyko shall make Improvements to the FACE Kits (including without limitation the precast gels contained within such FACE Kits) and FACE Hardware in accordance with the applicable Estimates therefor; provided, that in the event Bio-Rad does not provide Glyko with written acceptance of an Estimate upon Bio-Rad's receipt thereof, the time for completion of such Improvements (as set forth in the applicable Estimate) shall be delayed one (1) day for each day that Bio-Rad delays its provision of written acceptance; (ii) Bio-Rad shall pay Glyko, and/or reimburse Glyko for, the fees and expenses of such Improvements, at the times and in the amounts set forth in the applicable Estimate; and (iii) the price to Bio-Rad for the supply of such FACE Kits and FACE Hardware shall be as set forth in the applicable Estimate.

         2.3 Schedule. Subject to the foregoing, each party shall use its commercially reason able efforts to perform its responsibilities under this
Section 2 according to the time schedule set forth in each Estimate. In the event either party is late in the performance of such responsibilities, the other party's responsibilities shall be delayed by the same time period.

         2.4 Personnel; Non-Solicitation. Each party shall be solely responsible for the salary, benefits and other compensation of its employees. Each party agrees not to directly or indirectly solicit the other's employees during the term of this Agreement.

         2.5 Ownership.

                  (a) Intellectual Property. As used in this Section 2.5, "Intellectual Property" means data, inventions, improvements, technical information, trademarks, trade secrets, know-how, patents and other patent rights.

                  (b) Glyko. Glyko shall be the sole owner of all Intellectual Property with respect to the FACE Kits, FACE Hardware, Capillary Electrophoresis Reagents and any and all portions thereof and modifications and improvements thereto, regardless of any contributions made by Bio-Rad personnel to the development thereof, except as set forth in Section 2.5(d) below. To the extent that Bio-Rad has or will have any rights in or to such Glyko Intellectual Property, Bio-Rad agrees to assign to Glyko, and hereby does assign to Glyko, all such rights. Bio-Rad shall, and shall cause its personnel to, execute such additional documents as Glyko may reasonably request to evidence and perfect the foregoing assignment.

                  (c) Improvements; License to Bio-Rad. In the event that Glyko is obligated to perform, and Bio-Rad is obligated to pay and/or reimburse Glyko for, Improvements under Section 2.2 above, Bio-Rad shall have a non-transferable, non-exclusive, royalty-free license, without a right of sublicense, to make, use and sell such Improvements (but not the underlying FACE Kits or FACE Hardware) in conjunction with Bio-Rad's products.

                  (d) Bio-Rad. Bio-Rad shall be the sole owner of (i) all Bio-Rad trademarks and artwork provided to Glyko with respect to Cosmetic Modifications, (ii) any discovery or invention for which Bio-Rad has obtained a license from any third party and (iii) any discovery or invention made by Bio-Rad without use of or reference to Glyko's Confidential Information. To the extent that Glyko has or will have any rights in or to such Bio-Rad Intellectual Property, Glyko agrees to assign to Bio-Rad, and hereby does assign to Bio-Rad, all such rights. Glyko shall, and shall cause its personnel to, execute such additional documents as Bio-Rad may reasonably request to evidence and perfect the foregoing assignment. Any such discovery or invention by Bio-Rad may be incorporated in the Modified FACE Products.

                  (e) No License. Except as expressly set forth herein, nothing in this Agreement shall grant any rights to either party under any patent, trade secret, copyright or trademark of the other party.

         2.6 License Agreement. Glyko agrees to provide to Bio-Rad a separate License Agreement to include a non-transferable, non-exclusive license to make, use and sell the FACE Kits and the FACE Hardware as covered in this Agreement and as covered in the Glyko patents but with the specific exclusion of the Enzymes either alone or as components of FACE Kits ("License Agreement").

3.       MARKETING OF MODIFIED FACE PRODUCTS AND FACE CAPILLARY
         ELECTROPHORESIS REAGENTS

         3.1 Field. Bio-Rad shall market, advertise, promote, distribute and sell the Modified FACE Products and Capillary Electrophoresis Reagents worldwide to customers, solely within the Field. Bio-Rad shall use its reasonable efforts to promote the sales of the Modified FACE Products and Capillary Electrophoresis Reagents within the Field.

         3.2 Launch. The initial market launch of the Modified FACE Products (the "Initial Launch") XXXXXXXXXXXXXXXXXX (the "Initial Launch Date"). With respect to the Initial Launch, Bio-Rad shall expend an effort that is commensurate with the effort it expends in its initial market launches of other comparable electrophoresis products of similar market potential. Without limiting the generality of the foregoing, Bio-Rad shall include the Modified FACE Products in its promotional materials, giving such Products reasonable weight and space which is commensurate with the weight and space given to other comparable electrophoresis products, of similar market, not supplied by Glyko.

         3.3 Sales Training. Upon Bio-Rad's invitation, and subject to Glyko's availability, Glyko shall participate in a reasonable amount of Bio-Rad sales meetings and other occasions for sales training on the Glyko products. In addition, XXXXXXXXXXXXXXXXXXXXX after the Effective Date, for a period not to exceed XXXXXXXXXXXXXX, Glyko shall provide initial sales training on the Modified FACE Products to XXXXXXXXXXXXXXXXXXX of Bio-Rad employees.

4.       SUPPLY

         4.1 Obligation. Glyko agrees to use all reasonable commercial efforts to supply to Bio-Rad the Modified FACE Products, Capillary Electrophoresis Reagents and Third Party Products under the terms and conditions of this Agreement. Glyko shall use all reasonable commercial efforts to fill Bio-Rad's orders when requested; provided that Bio-Rad has submitted such orders XXXXXXXXXXXXXXXX or more before the requested delivery date. With respect to Third Party Products, Glyko shall install third party optical disk drives, imager interface cards and the FACE software on third party computers and shall perform system level quality control testing on such computers before filling Bio-Rad's orders.

         4.2      Terms and Conditions of Sale.

                  (a) Terms and Conditions. All orders of Modified FACE Products, Capillary Electrophoresis Reagents and Third Party Products shall be subject to the terms and conditions of this Agreement. Nothing contained in any purchase order shall in any way modify such terms and conditions or add any additional terms or conditions.

                  (b) Prices. The price to Bio-Rad for the Modified FACE Products shall be the percentage off of Glyko's published retail price for such products set forth in Exhibit B hereto; provided, that (i) with respect to Modified FACE Products which are the subject of Improvements, the price for such Modified FACE Products shall be as set forth in the applicable Estimate, and
(ii) the price to Bio-Rad for the XXXXXXXXXXXXXXXXXXXX shall be equal to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.
Glyko shall give Bio-Rad XXXXXXXXXXXXXXX notice of any price changes. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (c) Price Adjustment
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (d)XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (e) Minimum Purchase Guarantee. During each calendar quarter of this Agreement, Bio-Rad shall be obligated to submit to Glyko in each quarter (each a "Quarterly Commitment"), orders for the cumulative purchase prices of Modified FACE Products and Capillary Electrophoresis Reagents set forth in Exhibit C hereto. The foregoing shall be subject, however, to the condition that the dates set forth in Exhibit C hereto shall all be extended by one day for each day that Glyko delays the Initial Launch Date, except for Glyko delays caused by Glyko's making Improvements. If at any time Bio-Rad fails to meet its Quarterly Commitment in any given quarter, then Glyko shall have the right to terminate this Agreement; XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. Glyko shall exercise its right to terminate this Agreement under this Section 4.2(e) (and not withstanding Section 9.2) as follows: Glyko shall give Bio-Rad written notice that if Bio-Rad's default is not cured by payment in full (or other arrangement agreed to in writing by Glyko) within thirty (30) days this Agreement shall be terminated. If Glyko gives such notice and Bio-Rad does not cure the default during such thirty-day period, then this Agreement shall automatically terminate at the end of that period.

                  (f) Adjustment of Minimums.
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                  (g) Taxes. Purchase prices do not include any federal, state or local excise, sales, use, value added or similar taxes that may be applicable. When Glyko has the legal obligation to collect such taxes, the appropriate amount shall be added to Bio-Rad's invoice and paid by Bio-Rad unless Bio-Rad provides Glyko with a valid tax exemption certificate authorized by the appropriate taxing authority.

                  (h) Order and Acceptance. All orders submitted under this Agreement shall be initiated by written orders sent to Glyko (including by facsimile) and requesting a delivery date within forty-five (45) days of such order and during the term of this Agreement; provided, however, that an order may initially be placed orally if confirmed in writing (including by facsimile). Such orders shall be deemed accepted unless rejected by Glyko in writing within five days.

                  (i) Payment. Glyko shall submit an invoice to Bio-Rad for each shipment hereunder. Payment shall be made in full within thirty (30) days of the date of invoice.

                  (j) Shipping. All products delivered pursuant to the terms of this Agreement shall be marked for shipment to Bio-Rad's address set forth above, and delivered F.O.B. shipping point, at which time risk of loss shall pass to Bio-Rad. Unless otherwise instructed in writing by Bio-Rad, Glyko shall select the carrier. All freight, insurance, and other shipping expenses shall be borne by Bio-Rad. Any such expenses paid by Glyko shall be added to Bio-Rad's invoice and paid by Bio-Rad.

         4.3      Warranties.

                  (a) Warranty. Glyko warrants that the Modified FACE Products and Capillary Electrophoresis Reagents supplied by it hereunder shall (i) be merchantable, (ii) be free from defects in workmanship and (iii) comply with its published specifications until the expiration date indicated on its package, inserts or labels; provided, that the foregoing warranty shall not extend to any failure to comply with published specifications that is caused by Cosmetic Modifications. In the event of breach of the foregoing warranty, Glyko's liability and Bio-Rad's remedy shall be limited to replacement of the defective product by Glyko.

                  (b) Disclaimer. GLYKO MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PRODUCTS SUPPLIED BY IT HEREUNDER, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

                  (c) Warranty Procedures. Bio-Rad shall follow the reasonable warranty procedures of Glyko.



5.       TECHNOLOGY ACCESS

         5.1 Future Products. Any and all future models of the FACE Hardware and FACE Kits (including without limitation the precast gels contained in such FACE
Kits) developed by Glyko shall, at Bio-Rad's option, be available for modification and supply by Glyko to Bio-Rad in accordance with the terms and conditions of this Agreement. The price to Bio-Rad for supplied future Modified FACE Products, except Modified FACE Products which are the subject of Improvements, shall be at the same discount of off Glyko's published retail price for such products as the discounts set forth in Exhibit B hereto with respect to the current models of such products. Any such future model Modified FACE Products purchased by Bio-Rad hereunder shall count towards the Quarterly Commitments set forth in Section 4.2(e) above.

         5.2 Fee. In consideration for the rights granted to it under Sections
2.6 and 5.1 above, Bio-Rad shall pay to Glyko, on the Effective Date the sum of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         5.3

         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

6.       TRAINING AND TECHNICAL SUPPORT

         6.1 Training by Glyko. On the Effective Date, Bio-Rad shall designate one or more qualified individual(s) to be its expert(s) in Carbohydrate Analysis. XXXXXXXXXXXXXXXXXXXXXX of the Effective Date, Glyko shall provide, XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, each day of seven hours or more, up to XXXXXXXXXXXXXXXXXX of training to such individual(s) in the technical aspects of the Modified FACE Products and Capillary Electrophoresis Reagents, pursuant to such schedule and at such locations as the parties shall mutually agree. The parties shall each bear their own expenses in connection with such training. The designated Bio-Rad individual(s) shall be responsible for the technical training of other personnel within the Bio-Rad organization. Glyko shall provide a reasonable amount of additional training to Bio-Rad personnel, as requested by Bio-Rad and subject to the reasonable availability of Glyko personnel and resources, provided that Bio-Rad shall reimburse Glyko XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and reasonable travel and living expenses of Glyko personnel in providing such training.

         6.2 Technical Support of Customers. Bio-Rad shall provide front-line technical support with respect to the Modified FACE Products and Capillary Electrophoresis Reagents to its customers. Glyko shall provide Bio-Rad, without additional charge, a reasonable amount of back-up support concerning technical aspects and use of the Modified FACE Products and Capillary Electrophoresis Reagents as reasonably necessary in order for Bio-Rad to provide support to its customers. Such back-up support shall consist of telephone consultation to Bio-Rad with respect to any customer questions regarding the Modified FACE Products and Capillary Electrophoresis Reagents which Bio-Rad cannot adequately answer.

7.       REPRESENTATIONS AND WARRANTIES

         7.1 Representations and Warranties of Glyko. Glyko represents and warrants that each of the following statements is true, correct and complete:

                  (a) Existence and Rights. Glyko is a corporation duly organized and validly existing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry out this Agreement and the transactions contemplated hereby.

                  (b) Authorization. The execution, delivery and performance of this Agreement by Glyko has been duly authorized by all necessary corporate action and does not require notice to, or the consent or approval of, any governmental body or other regulatory authority. This Agreement has been duly executed and delivered. This Agreement constitutes a legal, valid and binding obligation of Glyko, enforceable in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability or equitable remedies may be limited by equitable principles of general applicability.

                  (c) No Conflict. The execution, delivery and performance of this Agreement by Glyko does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any provision of the Articles of Incorporation or Bylaws of Glyko, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  (d) No Infringement. As of the Effective Date, the sale by Bio-Rad of the Modified FACE Products and Capillary Electrophoresis Reagents does not infringe the patents, copyrights, or trade secrets of any third party for which a license has not been obtained. Bio-Rad's exclusive remedy, and Glyko's sole obligation, with respect to a breach by Glyko of its warranty set forth in this Section 7.1(d) shall be Glyko's intellectual property indemnity set forth in Section 8.1 below.

         7.2 Representations and Warranties of Bio-Rad. Bio-Rad represents and warrants that each of the following statements is true, correct and complete:

                  (a) Existence and Rights. Bio-Rad is a corporation duly organized and validly existing under the laws of Delaware, and has all requisite corporate power and authority to carry out this Agreement and the transactions contemplated hereby.

                  (b) Authorization. The execution, delivery and performance of this Agreement by Bio-Rad has been duly authorized by all necessary corporate action and does not require notice to, or the consent or approval of, any governmental body or other regulatory authority. This Agreement has been duly executed and delivered. This Agreement constitutes a legal, valid and binding obligation of Bio-Rad, enforceable in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability or equitable remedies may be limited by equitable principles of general applicability.

                  (c) No Conflict. The execution, delivery and performance of this Agreement by Bio-Rad does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any provision of the Articles of Incorporation or Bylaws of Bio-Rad, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

8.       INDEMNITIES AND INSURANCE

         8.1      Glyko Intellectual Property Indemnity

                  (a) Obligation. Bio-Rad agrees that Glyko has the right to defend, or at its option to settle, and Glyko agrees, at its own expense, to defend or at its option to settle, any claim, suit or proceeding brought against Bio-Rad or its customer on the issue of infringement of any patent, copyright, trademark or other intellectual property right by the Modified FACE Products and Capillary Electrophoresis Reagents, which is not covered by the provisions of
Section 8.2(ii) below, subject to the limitations hereinafter set forth. Glyko shall have sole control of any action or settlement negotiations, and Glyko agrees to pay, subject to the limitations hereinafter set forth, any settlement or final judgment entered against Bio-Rad or its customer including costs, and attorneys' fees awarded, on such issue in any such suit or proceeding defended by Glyko. Bio-Rad shall notify Glyko promptly in writing upon becoming aware of such claim, suit or proceeding and give Glyko authority to proceed as contemplated herein, and, at Glyko's expense, give Glyko proper and full information and assistance to settle and/or defend any such claim, suit or proceeding. If the Modified FACE Products or any part thereof, are, or in the opinion of Glyko may become, the subject of any claim, suit or proceeding for infringement of any such patent, copyright, trademark or other intellectual property right, or if it is adjudicatively determined that the Modified FACE Products, or any part thereof, infringe any such patent, copyright, trademark or other intellectual property right, or if the distribution or use of the Modified FACE Products, or any part thereof, is, as a result, enjoined, then Glyko may, at its option and expense:

                           (i) procure for Bio-Rad the right under such patent,
copyright, trademark or other intellectual property right to continue to distribute or use, as appropriate, the Modified FACE Products or such part thereof; or

                           (ii) replace the Modified FACE Products, or part
thereof, with other suitable products or parts; or

                           (iii) suitably modify the Modified FACE Products, or
part thereof; or

                           (iv) if none of the foregoing alternatives is
reasonably practicable, terminate this Agreement with respect to the Modified FACE Products.

                  (b) Limitations. Notwithstanding the provisions of Section 8.1(a) above, Glyko assumes no liability for:

                           (i) any infringement claims with respect to any
product in or with which any of the Modified FACE Products may be used but not covering the Modified FACE Products standing alone;

                           (ii) any trademark infringements involving any
marking or branding not applied by Glyko; or

                           (iii) the modification of the Modified FACE Products,
or any part thereof, unless such modification was made by Glyko.

                  (c) Entire Liability. THE FOREGOING PROVISIONS OF THIS SECTION
8.1 STATE THE ENTIRE LIABILITY AND OBLIGATION OF GLYKO AND THE EXCLUSIVE REMEDY OF BIO-RAD WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF PATENTS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE MODIFIED FACE PRODUCTS OR ANY PART THEREOF.

                  (d) Notification of Infringement. Bio-Rad shall promptly notify Glyko in writing upon its discovery of any unauthorized use or infringement of the Modified FACE Products or Glyko's patent, copyright, trademark or other intellectual property rights with respect thereto. Glyko shall have the sole and exclusive right to bring an infringement action or proceeding against a third party, and, in the event that Glyko brings such an action or proceeding, Bio-Rad shall cooperate and provide full information and assistance to Glyko and its counsel in connection with any such action or proceeding.

         8.2 Bio-Rad Product Liability and Intellectual Property Indemnity. Glyko agrees that Bio-Rad has the right to defend, or at its option to settle, and Bio-Rad agrees, at its own expense, to defend or at its option to settle, any claim, suit or proceeding brought against Glyko or its customer (i) for personal injury or property damage resulting from the manufacture, use or sale of the Modified FACE Products and Capillary Electrophoresis Reagents or (ii) on the issue of infringement of any copyright, trademark or other intellectual property right by any trademarks and artwork provided by Bio-Rad to Glyko, both subject to the limitations hereinafter set forth. Bio-Rad shall have sole control of any action or settlement negotiations, and Bio-Rad agrees to pay, subject to the limitations hereinafter set forth, any settlement or final judgment entered against Glyko or its customer, including costs and attorneys' fees awarded in any such suit or proceeding defended by Bio-Rad. Glyko shall notify Bio-Rad promptly in writing upon becoming aware of such claim, suit or proceeding and shall give Bio-Rad authority to proceed as contemplated herein, and, at Bio-Rad's expense, give Bio-Rad proper and full information and assistance to settle and/or defend any such claim, suit or proceeding. In the event that it is adjudicatively determined that any Modified FACE Product or Capillary Electrophoresis Reagents was the sole cause or a cause of any personal injury or property damage in any such claim, suit or proceeding, then Glyko shall reimburse Bio-Rad for the amount of the judgment attributable to such cause including its reasonable legal expenses.

9.       TERM AND TERMINATION

         9.1      Term and Extension.

                  (a) Term. This Agreement shall commence on the Effective Date and shall continue in force and effect up to and including December 31, 1997, unless terminated earlier under the provisions of this Section 9.

                  (b) Extension. This Agreement shall be extended for additional one (1) year terms provided that Bio-Rad has met all Quarterly Commitments as described in Section 4.2(e) and provided that Bio-Rad pays the Fee (if still in effect according to Sections 5.2 and 5.3). The additional one year terms shall have Quarterly Commitments of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

         9.2 Termination for Material Default. If either party defaults in the performance of any material provision of this Agreement, then the nondefaulting party may give written notice to the defaulting party that if the default is not cured within XXXXXXXXXXXXXXXX the Agreement shall be terminated. If the nondefaulting party gives such notice and the default is not cured during XXXXXXXXXXXXXX period, then the Agreement and the License Agreement (as defined in Section 2.6) shall automatically terminate at the end of that period.

         9.3 Termination for Convenience. Bio-Rad shall have the right to terminate this Agreement for any reason or no reason, by giving Glyko XXXXXXXXXXXXXXXXX prior written notice thereof: provided, that the License Agreement (as defined in Section 2.6) shall automatically terminate upon such termination by Bio-Rad.

         9.4 Fulfillment of Orders upon Termination. Upon termination or expiration of this Agreement, Glyko shall be obligated to fulfill, subject to the terms of Section 4 above and subject to Glyko's right to require prepayment, all orders accepted by Glyko prior to the date of termination.

         9.5 Survival of Certain Terms. The provisions of Sections 2.5(a), (b) and (d), 4.3, 7, 8, 10 and 12 shall survive the expiration or termination of this Agreement for any reason.

10.      CONFIDENTIALITY

         10.1 Obligation. All confidential or proprietary information disclosed in writing or, if disclosed orally, confirmed in writing as being confidential within XXXXXXXXXXXXXXXX after the initial disclosure ("Confidential Information"), furnished by either party (the "Disclosing Party") to the other party (the "Receiving Party") or its representatives, shall be held in confidence by the Receiving Party using the same degree of care that it uses to protect its own confidential or proprietary information, but in no event less than reasonable care, and shall not be disclosed by the Receiving Party to any third party, except to a third party who is required to have access to such Confidential Information in order to carry out the Receiving Party's obligations under this Agreement, which third party shall sign a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such third party. The Receiving Party shall not use the Confidential Information of the Disclosing Party for any purpose except as necessary to exercise its rights and fulfill its obligations under this Agreement. In the event of expiration or termination of this Agreement, the Receiving Party and its representatives shall return to the Disclosing Party all originals and all copies of the Confidential Information of the Disclosing Party, shall retain no such Confidential Information in its files (except for an archival copy retained solely for its legal records), and shall not use to its commercial advantage any such Confidential Information for a period of XXXXXXXXXXXXXXX.

         10.2 Exceptions. The foregoing restrictions shall not apply to any Confidential Information of the Disclosing Party that (i) is in the possession of the Receiving Party at the time of disclosure, (ii) prior to or after the time of disclosure becomes part of the public domain, not as a result of any breach by the Receiving Party, (iii) is developed independently by the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party, (iv) is acquired from a third party having the right to disclose such information, or (v) is approved in writing for release by the Disclosing Party.

11.      PUBLIC ANNOUNCEMENT

         Neither party shall have the right to disclose to third parties the terms of or the existence of this Agreement; provided, that either party shall have the right to disclose the terms and existence of this Agreement to third parties as required by securities laws, to prospective investors and to such party's accountants, attorneys and other professional advisors.

12.      MISCELLANEOUS

         12.1 Limitation of Liability. EXCEPT FOR ANY DAMAGES ARISING OUT OF A BREACH BY EITHER PARTY OF SECTION 10 AND EXCEPT FOR EACH PARTY'S LIABILITY UNDER
SECTION 8 AND GLYKO'S FAILURE TO SUPPLY PRODUCTS HEREUNDER, IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT EXCEED THE AMOUNTS RECEIVED BY SUCH PARTY FROM THE OTHER PARTY HEREUNDER. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY FOR INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

         12.2 Assignment. Neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any attempted such assignment shall be void; provided, however, either party may assign this Agreement to an entity that succeeds to all or substantially all of its business or assets to which this Agreement relates.

         12.3 Notices. All notices between the parties shall be in writing and shall be deemed to have been given if personally delivered or sent by certified or registered mail (return receipt) or facsimile to the Bio-Rad General Counsel or the Glyko General Manager at the addresses and facsimile numbers set forth above, or such other address as is provided by notice as set forth herein. Notices shall be deemed effective upon receipt or, if delivery is not effected by reason of some fault of the addressee, when tendered.

         12.4 Governing Law; Forum Selection. This Agreement shall be governed by the laws of the State of California, as applied to contracts made and to be performed in California. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts and federal courts located in the United States District Court for the Northern District of California, and the parties consent to the personal and exclusive jurisdiction of these courts.

         12.5 Arbitration. Any dispute or claim arising out Sections 2.1, 4.2(d) and 9.2 shall be finally settled by binding arbitration in San Francisco, California under the rules of arbitration of the American Arbitration Association by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision.

         12.6 Severability. Any term or provision of this Agreement held to be illegal or unenforceable shall, if possible, be interpreted so as to be construed as valid, but in any event the validity or enforceability of the remainder hereof shall not be affected. In such event, the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

         12.7 Force Majeure. Nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, earthquake, governmental acts or orders or restrictions, failure of suppliers, or any other reason when failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

         12.8 Independent Contractors. The relationship of Glyko and Bio-Rad established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

         12.9 Waiver. The waiver of, or failure to enforce, any breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.

         12.10 Entire Agreement. This Agreement, along with the exhibits attached hereto and incorporated herein by reference, sets forth the entire Agreement between the parties and supersedes prior proposals, agreements, and representations between them, whether written or oral. This Agreement may be changed only by mutual agreement of the parties in writing.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BIO-RAD LABORATORIES, INC.                  GLYKO, INC.

By:  __________________________             By:  ________________________

Name:  ________________________             Name:  ______________________

Title:  _________________________           Title:  _______________________



Exhibit A:                 Initial Modifications
Exhibit B:                 Pricing Discounts
Exhibit C:                 Quarterly Commitments

                                    EXHIBIT A

                              INITIAL MODIFICATIONS

1.

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

 2.
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

3.
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                    EXHIBIT B

                                PRICING DISCOUNTS


1.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

2.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

3.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

4.       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                    EXHIBIT C

                              QUARTERLY COMMITMENTS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX